UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2021

WEIS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation)

1-5039 (Commission File Number)	24-0755415 (IRS Employer Identification No.)
1000 South Second Street Sunbury, PA (Address of principal executive offices)	17801 (Zip Code)

Registrant's telephone number, including area code: (570)  286-4571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	WMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

     The Annual Meeting of the Shareholders of Weis Markets, Inc. was held on Thursday, April 29, 2021,  at 10:00 a.m., Eastern Daylight Time, at the principal office of the Company, 1000 South Second Street, Sunbury, PA 17801. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the nominees as listed in the proxy statement. The meeting was held for the following purposes:

Management Proposal #1: Election of Directors

     All five nominees for director, as listed below, were elected. The term of the directors will be until the next Annual Meeting of Shareholders or until their respective successors have qualified. The results of the election of directors were as follows:

Director	Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
Jonathan H. Weis	21,511,331	---	3,522,927	---	732,370
Harold G. Graber	21,312,030	---	3,722,228	---	732,370
Dennis G. Hatchell	24,300,359	---	733,898	---	732,370
Edward J. Lauth, III	23,314,211	---	1,720,047	---	732,370
Gerrald B. Silverman	23,542,659	---	1,491,599	---	732,370

 Management Proposal #2: Ratification of Appointment of the Independent Registered Public Accounting Firm

     The shareholders voted upon and approved the ratification of appointment of the independent registered public accounting firm for the fiscal year ending December 25, 2021. The result of the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
25,740,266	18,109	---	8,252	0

Proposal #3:  Shareholder Proposal

    The shareholders voted upon and did not approve the amendment of the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders in uncontested elections. The result of the shareholder proposal was as follows:

Votes Cast For	Votes Cast Against	Votes Withheld	Abstain	Broker Non-Votes
7,316,569	17,698,920	---	18,768	732,370

Proposal #4:  Shareholder Proposal

    The shareholder proposal to adopt a policy, and amend the bylaws as necessary, to require the Board Chair to be an independent director, which was included in the Definitive Proxy Statement , was withdrawn by the shareholder proponent prior to the Annual Meeting and no vote was taken on this proposal at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/Michael T. Lockard
Name: Michael T. Lockard
Title: Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Dated: April 29, 2021